UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2003

Gladstone Capital Corporation
(Exact name of registrant as specified in its chapter)

Maryland	814-00237	54-2040781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1616 Anderson Road, Suite 208 McLean, Virginia		22102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 286-7000

Item 7. Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

Exhibit No.	Description

99.1	Press release dated May 12, 2003

Item 9. Regulation FD Disclosure.

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is being filed as Item 9.

On May 12, 2003, Gladstone Capital Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003.  The text of the press release is included as an exhibit to this Form 8-K.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibits and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Capital Corporation (Registrant)

Date May 12, 2003	By:/s/ Harry Brill
(Harry Brill, Chief Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 12, 2003